EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned,  a Director of Washington Group International, Inc.,  do hereby constitute and appoint George H. Juetten,  Richard D. Parry, and Craig G. Taylor,  or any of them acting alone, my true and lawful attorneys or attorney,  to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Washington Group International, Inc.  to comply with the Securities Exchange Act of 1934, as amended,  and all rules,  regulations and requirements of the Securities and Exchange Commission in respect thereof,  in connection with the filing of Annual Reports on Form 10-K, including specifically,  but without limitation thereof, power and authority to sign my name as Director of Washington Group International, Inc., to the Annual Reports on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended 2005 and for all subsequent years until revoked by me, otherwise cancelled,  or replaced by a new Power of Attorney and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, witness my hand this 1st day of March, 2006.

/s/ John R. Alm
John R. Alm

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Washington Group International, Inc., do hereby constitute and appoint George H. Juetten, Richard D. Parry, and Craig G. Taylor, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Washington Group International, Inc. to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Annual Reports on Form 10-K, including specifically, but without limitation thereof, power and authority to sign my name as Director of Washington Group International, Inc., to the Annual Reports on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended 2005 and for all subsequent years until revoked by me, otherwise cancelled, or replaced by a new Power of Attorney and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, witness my hand this 18th day of November, 2005.

/s/ D. H. Batchelder
David H. Batchelder

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Washington Group International, Inc., do hereby constitute and appoint George H. Juetten, Richard D. Parry, and Craig G. Taylor, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Washington Group International, Inc. to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Annual Reports on Form 10-K, including specifically, but without limitation thereof, power and authority to sign my name as Director of Washington Group International, Inc., to the Annual Reports on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended 2005 and for all subsequent years until revoked by me, otherwise cancelled, or replaced by a new Power of Attorney and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, witness my hand this 18th day of November, 2005.

/s/ Michael R. D’Appolonia
Michael R. D’Appolonia

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Washington Group International, Inc., do hereby constitute and appoint George H. Juetten, Richard D. Parry, and Craig G. Taylor, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Washington Group International, Inc. to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Annual Reports on Form 10-K, including specifically, but without limitation thereof, power and authority to sign my name as Director of Washington Group International, Inc., to the Annual Reports on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended 2005 and for all subsequent years until revoked by me, otherwise cancelled, or replaced by a new Power of Attorney and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, witness my hand this 18th day of November, 2005.

/s/ C. Scott Greer
C. Scott Greer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Washington Group International, Inc., do hereby constitute and appoint George H. Juetten, Richard D. Parry, and Craig G. Taylor, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Washington Group International, Inc. to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Annual Reports on Form 10-K, including specifically, but without limitation thereof, power and authority to sign my name as Director of Washington Group International, Inc., to the Annual Reports on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended 2005 and for all subsequent years until revoked by me, otherwise cancelled, or replaced by a new Power of Attorney and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, witness my hand this 18th day of November, 2005.

/s/ Gail E. Hamilton
Gail E. Hamilton

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Washington Group International, Inc., do hereby constitute and appoint George H. Juetten, Richard D. Parry, and Craig G. Taylor, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Washington Group International, Inc. to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Annual Reports on Form 10-K, including specifically, but without limitation thereof, power and authority to sign my name as Director of Washington Group International, Inc., to the Annual Reports on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended 2005 and for all subsequent years until revoked by me, otherwise cancelled, or replaced by a new Power of Attorney and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, witness my hand this 18th day of November, 2005.

/s/ William H. Mallender
William H. Mallender

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Washington Group International, Inc., do hereby constitute and appoint George H. Juetten, Richard D. Parry, and Craig G. Taylor, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Washington Group International, Inc. to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Annual Reports on Form 10-K, including specifically, but without limitation thereof, power and authority to sign my name as Director of Washington Group International, Inc., to the Annual Reports on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended 2005 and for all subsequent years until revoked by me, otherwise cancelled, or replaced by a new Power of Attorney and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, witness my hand this 18th day of November, 2005.

/s/ Michael P. Monaco
Michael P. Monaco

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Washington Group International, Inc., do hereby constitute and appoint George H. Juetten, Richard D. Parry, and Craig G. Taylor, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Washington Group International, Inc. to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Annual Reports on Form 10-K, including specifically, but without limitation thereof, power and authority to sign my name as Director of Washington Group International, Inc., to the Annual Reports on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended 2005 and for all subsequent years until revoked by me, otherwise cancelled, or replaced by a new Power of Attorney and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, witness my hand this 18th day of November, 2005.

/s/ Cordell Reed
Cordell Reed

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Washington Group International, Inc., do hereby constitute and appoint George H. Juetten, Richard D. Parry, and Craig G. Taylor, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Washington Group International, Inc. to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Annual Reports on Form 10-K, including specifically, but without limitation thereof, power and authority to sign my name as Director of Washington Group International, Inc., to the Annual Reports on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended 2005 and for all subsequent years until revoked by me, otherwise cancelled, or replaced by a new Power of Attorney and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, witness my hand this 18th day of November, 2005.

/s/ Dennis R. Washington
Dennis R. Washington

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Washington Group International, Inc., do hereby constitute and appoint George H. Juetten, Richard D. Parry, and Craig G. Taylor, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Washington Group International, Inc. to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Annual Reports on Form 10-K, including specifically, but without limitation thereof, power and authority to sign my name as Director of Washington Group International, Inc., to the Annual Reports on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended 2005 and for all subsequent years until revoked by me, otherwise cancelled, or replaced by a new Power of Attorney and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, witness my hand this 18th day of November, 2005.

/s/ Dennis K. Williams
Dennis K. Williams